REVOLVING NOTE
$15,000,000    December 27, 2017
FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”) and OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU and OrthoPediatrics AZ, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the lesser of (i) the principal amount of $15,000,000 or (ii) the principal amount of the Revolving Loan outstanding and owing to the Lender, together with all the accrued and unpaid interest under this Revolving Note pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.
The unpaid principal amount of this Revolving Note from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1(b) of the Fourth Amended and Restated Loan Agreement. This Revolving Note may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan Agreement and any principal amounts repaid may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. All payments of principal and interest on this Revolving Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this Revolving Note shall be due and payable on the Maturity Date.
This Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be immediately due and payable.
THIS REVOLVING NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan Agreement) notice of any kind with respect to this Revolving Note.
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IN WITNESS WHEREOF, each of the undersigned has executed this Revolving Note as of the day and year first written above.
BORROWERS:

ORTHOPEDIATRICS CORP.

By:  /s/Mark Throdahl
Name:    Mark Throdahl
Title:        President and Chief Executive Officer

ORTHOPEDIATRICS U.S. DISTRIBUTION CORP.

By:  /s/Mark Throdahl
Name:    Mark Throdahl
Title:        President and Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED.

By:  /s/Fred Hite
Name:    Fred Hite
Title:        Chief Financial Officer

ORTHOPEDIATRICS AUS PTY LTD

By:  /s/Fred Hite
Name:    Fred Hite
Title:        Chief Financial Officer

ORTHOPEDIATRICS NZ LTD

By:  /s/Fred Hite
Name:    Fred Hite
Title:        Chief Financial Officer